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                                                             EXHIBIT A


                  THE BOATMEN'S NATIONAL BANK OF ST. LOUIS
         BOATMEN'S AUTO TRUST 1995-A DISTRIBUTION DATE STATEMENT TO
                             CERTIFICATEHOLDERS
                              FEBRUARY 18, 1997

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
Principal Distribution Amount                                        $0.00
Principal Per $1,000 Certificate                                     $0.00

Interest Distribution Amount                                       $64,228
Interest Per $1,000 Certificate                                      $5.29

Note Balance:
     Class A-1 Notes                                                 $0.00
     Class A-2 Notes                                        $12,806,634.42
     Class A-3 Notes                                       $101,576,574.00

Note Pool Factor:
     Class A-1 Notes                                             0.0000000
     Class A-2 Notes                                             0.1226372
     Class A-3 Notes                                             1.0000000

Certificate Balance                                         $12,137,649.00

Certificate Pool Factor                                          1.0000000

Servicing Fee                                                  $112,162.14
Servicing Fee Per $1,000 Certificate                                 $0.37
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